EX-28.h.4.c

EXHIBIT A
TO THE EXPENSE LIMITATION AGREEMENT BETWEEN
NATIONWIDE MUTUAL FUNDS AND
NATIONWIDE FUND ADVISORS
Effective May 1, 2007
Amended October 1, 2022†*

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Government Money Market Fund
Investor	0.59%
Service Class‡	0.59%
Class R6	0.59%
Nationwide American Century Small Cap Income Fund
Class A	0.99%
Class C	0.99%
Class R6	0.99%
Institutional Service Class	0.99%
Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)
Class A	0.25%
Class C	0.25%
Class R	0.25%
Service Class	0.25%
Class R6	0.25%
Institutional Service Class	0.25%
Nationwide S&P 500 Index Fund
Class A	0.21%
Class C	0.21%
Class R	0.21%
Class R6	0.21%
Service Class	0.21%
Institutional Service Class	0.21%
Nationwide Small Cap Index Fund
Class A	0.28%
Class C	0.28%
Class R	0.28%
Class R6	0.28%
Institutional Service Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class R6	0.30%
Institutional Service Class	0.30%
Nationwide International Index Fund
Class A	0.29%
Class C	0.29%
Class R	0.29%
Class R6	0.29%
Institutional Service Class	0.29%
Nationwide Bond Index Fund
Class A	0.22%
Class C	0.22%
Class R	0.22%
Class R6	0.22%
Institutional Service Class	0.22%
Nationwide Bond Fund
Class A	0.44%
Class C	0.44%
Class R	0.44%
Class R6	0.44%
Institutional Service Class	0.44%
Nationwide BNY Mellon Dynamic U.S. Core Fund
(formerly, Nationwide Mellon Dynamic U.S. Core Fund)
Class A	0.50%
Class C	0.50%
Class R	0.50%
Class R6	0.50%
Eagle Class	0.50%
Institutional Service Class	0.50%
Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%

Nationwide Global Sustainable Equity Fund†††
Class A	0.90%
Class C	0.90%
Class R6	0.90%
Institutional Service Class	0.90%

Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Class R6	0.30%
Institutional Service Class	0.30%
Nationwide BNY Mellon Core Plus Bond ESG Fund
(formerly, Nationwide Core Plus Bond Fund)
Class A	0.70%
Class R6	0.70%
Institutional Service Class	0.70%
Nationwide Bailard Cognitive Value Fund
Class A	1.07%
Class C	1.07%
Class M	1.07%
Class R6	1.07%
Institutional Service Class	1.07%
Nationwide Bailard International Equities Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Class R6	1.10%
Institutional Service Class	1.10%
Nationwide Bailard Technology & Science Fund
Class A	1.05%
Class C	1.05%
Class M	1.05%
Class R6	1.05%
Institutional Service Class	1.05%
Nationwide Geneva Mid Cap Growth Fund
Class A	0.98%
Class C	0.98%
Class R6	0.98%

Institutional Service Class	0.98%
Nationwide Geneva Small Cap Growth Fund
Class A	1.22%
Class C	1.22%
Class R6	1.22%
Institutional Service Class	1.22%
Nationwide Loomis Core Bond Fund
Class A	0.65%
Class C	0.65%
Class R6	0.65%
Institutional Service Class	0.65%
Nationwide Diamond Hill Large Cap Concentrated Fund
Class A	0.60%
Class C	0.60%
Class R6	0.60%
Institutional Service Class	0.60%
Nationwide Loomis Short Term Bond Fund
Class A	0.45%
Class C	0.45%
Class R6	0.45%
Institutional Service Class	0.45%
Nationwide WCM Focused Small Cap Fund
Class A	0.80%
Class C	0.80%
Class R6	0.80%
Institutional Service Class	0.80%

Nationwide NYSE Arca Tech 100 Index Fund
Class A	0.68%
Class C	0.68%
Class R6	0.68%
Institutional Service Class	0.68%

Nationwide Amundi Global High Yield Fund
Class A	0.70%
Class C	0.70%
Class R6	0.70%

Institutional Service Class	0.70%
Nationwide Amundi Strategic Income Fund
Class A	0.49%
Class C	0.49%
Class R6	0.49%
Institutional Service Class	0.49%
Nationwide International Small Cap Fund††
Class A	0.89%
Class R6	0.89%
Institutional Service Class	0.89%
Nationwide Loomis All Cap Growth Fund††
Class A	0.82%
Class R6	0.82%
Eagle Class	0.82%
Institutional Service Class	0.82%

Nationwide Janus Henderson Overseas Fund
(formerly, Nationwide AllianzGI International Growth Fund)
Class A	0.72%
Class R6	0.72%
Institutional Service Class	0.72%
Eagle Class	0.72%

Nationwide BNY Mellon Disciplined Value Fund
(formerly, Nationwide Mellon Disciplined Value Fund)
Class A	0.66%
Class K	0.66%
Class R6	0.66%
Institutional Service Class	0.66%
Eagle Class	0.66%

Nationwide GQG US Quality Equity Fund
Class A	0.49%
Class R6	0.49%
Institutional Service Class	0.49%
Eagle Class	0.49%

Nationwide U.S. 130/30 Equity Portfolio
Class R6	0.49%

* As approved by the Board of Trustees at its meeting held on September 13-14, 2022.

† Effective through February 28, 2023.

†† Effective through May 31, 2023.

†† Effective through September 30, 2023.
‡ With respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least February 28, 2023, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By: /s/ Lee T. Cummings Name: Lee T. Cummings Title: SVP

NATIONWIDE FUND ADVISORS

By: /s/ Lee T. Cummings Name: Lee T. Cummings Title: SVP